UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 2, 2022

PayPal Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36859	47-2989869
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2211 North First Street

San Jose, CA 95131

(Address of principal executive offices)

(408) 967-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PYPL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting of Stockholders of PayPal Holdings, Inc. (the “Company”) held on June 2, 2022 (the “Annual Meeting”), the stockholders:

1.

Elected the 12 director nominees named in the Company’s 2022 Proxy Statement to serve as directors until the Company’s 2023 Annual Meeting of Stockholders and until their respective successors are elected and qualified;

2.	Approved, on an advisory basis, the compensation of the named executive officers;

3.	Approved, on an advisory basis, a frequency of “Every Year” for the stockholder advisory vote to approve the compensation of the named executive officers;

4.	Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2022; and

5.	Did not approve the stockholder proposal titled “Special Shareholder Meeting Improvement”.

Set forth below are the voting results for each matter presented at the Annual Meeting. Percentages provided are based on the votes used to determine the results for such proposal under the applicable approval standard disclosed in the 2022 Proxy Statement.

Proposal 1: Election of Directors:

Director Nominees	Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
Rodney C. Adkins	707,068,453	90.46%	74,551,540	9.53%	3,061,333	140,081,846
Jonathan Christodoro	759,428,157	97.16%	22,189,715	2.83%	3,063,454	140,081,846
John J. Donahoe	745,068,891	95.55%	34,648,066	4.44%	4,964,369	140,081,846
David W. Dorman	747,533,046	95.88%	32,099,726	4.11%	5,048,554	140,081,846
Belinda J. Johnson	774,644,519	98.86%	8,862,526	1.13%	1,174,281	140,081,846
Enrique Lores	749,037,051	95.60%	34,420,365	4.39%	1,223,910	140,081,846
Gail J. McGovern	757,311,189	97.13%	22,354,349	2.86%	5,015,788	140,081,846
Deborah M. Messemer	774,628,629	98.86%	8,891,344	1.13%	1,161,353	140,081,846
David M. Moffett	763,804,453	97.52%	19,421,989	2.47%	1,454,884	140,081,846
Ann M. Sarnoff	773,837,040	98.76%	9,659,710	1.23%	1,184,576	140,081,846
Daniel H. Schulman	774,714,572	98.97%	8,050,059	1.02%	1,916,695	140,081,846
Frank D. Yeary	773,307,778	98.80%	9,367,569	1.19%	2,005,979	140,081,846

Each of the 12 nominees was elected to the Board, each to hold office until the Company’s 2023 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation:

Votes For:	693,336,873	88.35%
Votes Against:	87,613,812	11.16%
Abstentions:	3,730,641	0.47%
Broker Non-Votes:	140,081,846

The proposal was approved.

Proposal 3: Advisory Vote on the Frequency of the Stockholder Advisory Vote to Approve Named Executive Officer Compensation:

Votes For “Every Year”:	773,597,110	99.05%
Votes For “Every Two Years”:	1,418,143	0.18%
Votes For “Every Three Years”:	5,981,059	0.76%
Abstentions:	3,685,014

The proposal (commonly referred to as a “say-on-frequency” proposal) was approved. In accordance with the voting results on this proposal, the Company has determined to hold an advisory vote on executive compensation every year until the next say-on-frequency vote. A say-on-frequency vote is required to be held at least once every six years.

Proposal 4: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditor for 2022:

Votes For:	867,916,636	93.85%
Votes Against:	53,028,985	5.73%
Abstentions:	3,817,551	0.41%
Broker Non-Votes:	n/a

The appointment was ratified.

Proposal 5: Stockholder Proposal: Special Shareholder Meeting Improvement:

Votes For:	369,080,003	47.03%
Votes Against:	413,627,862	52.71%
Abstentions:	1,973,461	0.25%
Broker Non-Votes:	140,081,846

The proposal was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PayPal Holdings, Inc.

Date: June 6, 2022	By:	/s/ Brian Y. Yamasaki
Name: Brian Y. Yamasaki
Title: Vice President, Corporate Legal and Secretary